UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 25, 2005

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2005 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-B)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)

         Delaware                  333-105322-07                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2005-B pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2005, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

     On October 25, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 25, 2005 as Exhibit 99.1.

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  October 26, 2005       By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders October 25, 2005



Exhibit 99.1
Statement to Certificateholders October 25, 2005



                      Centex Home Equity Loan Trust 2005-B
                         STATEMENT TO CERTIFICATEHOLDERS
                                 October 25, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL         BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                  REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE         BALANCE        PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1        67,500,000.00     46,554,230.89     4,484,931.31     157,120.53    4,642,051.84    0.00        0.00       42,069,299.58
AF2        16,000,000.00     16,000,000.00             0.00      56,533.33       56,533.33    0.00        0.00       16,000,000.00
AF3        16,550,000.00     16,550,000.00             0.00      60,890.21       60,890.21    0.00        0.00       16,550,000.00
AF4        37,500,000.00     37,500,000.00             0.00     152,906.25      152,906.25    0.00        0.00       37,500,000.00
AF5        20,370,000.00     20,370,000.00             0.00      90,137.25       90,137.25    0.00        0.00       20,370,000.00
AF6        16,000,000.00     16,000,000.00             0.00      64,866.67       64,866.67    0.00        0.00       16,000,000.00
AV1        73,000,000.00     60,962,125.71     3,009,700.70     195,696.89    3,205,397.59    0.00        0.00       57,952,425.01
AV2       338,000,000.00    215,056,880.20    27,850,775.40     675,637.03   28,526,412.43    0.00        0.00      187,206,104.80
AV3       232,500,000.00    232,500,000.00             0.00     749,166.67      749,166.67    0.00        0.00      232,500,000.00
AV4         9,080,000.00      9,080,000.00             0.00      30,208.66       30,208.66    0.00        0.00        9,080,000.00
M1         35,000,000.00     35,000,000.00             0.00     119,262.50      119,262.50    0.00        0.00       35,000,000.00
M2         33,000,000.00     33,000,000.00             0.00     113,245.00      113,245.00    0.00        0.00       33,000,000.00
M3         20,500,000.00     20,500,000.00             0.00      70,844.58       70,844.58    0.00        0.00       20,500,000.00
M4         18,500,000.00     18,500,000.00             0.00      66,615.42       66,615.42    0.00        0.00       18,500,000.00
M5         16,000,000.00     16,000,000.00             0.00      58,128.89       58,128.89    0.00        0.00       16,000,000.00
M6         18,000,000.00     18,000,000.00             0.00      66,410.00       66,410.00    0.00        0.00       18,000,000.00
M7         15,000,000.00     15,000,000.00             0.00      60,779.17       60,779.17    0.00        0.00       15,000,000.00
B          17,500,000.00     17,500,000.00             0.00      73,023.61       73,023.61    0.00        0.00       17,500,000.00
R                   0.00              0.00             0.00           0.00            0.00    0.00        0.00                0.00
TOTALS  1,000,000,000.00    844,073,236.80    35,345,407.41   2,861,472.66   38,206,880.07    0.00        0.00      808,727,829.39

XIO     1,000,159,487.76    859,959,909.12             0.00          28.74           28.74    0.00        0.00      826,760,202.93
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      CURRENT
                       BEGINNING                                                           ENDING                     PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL        PRINCIPAL         CLASS       RATE
--------------------------------------------------------------------------------------------------------   -----------------------
AF1       152314MR8      689.69230948    66.44342681     2.32771156     68.77113837       623.24888267        AF1        4.050000 %
AF2       152314MS6    1,000.00000000     0.00000000     3.53333313      3.53333313     1,000.00000000        AF2        4.240000 %
AF3       152314MT4    1,000.00000000     0.00000000     3.67916677      3.67916677     1,000.00000000        AF3        4.415000 %
AF4       152314MU1    1,000.00000000     0.00000000     4.07750000      4.07750000     1,000.00000000        AF4        4.893000 %
AF5       152314MV9    1,000.00000000     0.00000000     4.42500000      4.42500000     1,000.00000000        AF5        5.310000 %
AF6       152314MW7    1,000.00000000     0.00000000     4.05416688      4.05416688     1,000.00000000        AF6        4.865000 %
AV1       152314MX5      835.09761247    41.22877671     2.68077932     43.90955603       793.86883575        AV1        3.985000 %
AV2       152314MY3      636.26295917    82.39874379     1.99892612     84.39766991       553.86421538        AV2        3.900000 %
AV3       152314MZ0    1,000.00000000     0.00000000     3.22222224      3.22222224     1,000.00000000        AV3        4.000000 %
AV4       152314NA4    1,000.00000000     0.00000000     3.32694493      3.32694493     1,000.00000000        AV4        4.130000 %
M1        152314NB2    1,000.00000000     0.00000000     3.40750000      3.40750000     1,000.00000000        M1         4.230000 %
M2        152314NC0    1,000.00000000     0.00000000     3.43166667      3.43166667     1,000.00000000        M2         4.260000 %
M3        152314ND8    1,000.00000000     0.00000000     3.45583317      3.45583317     1,000.00000000        M3         4.290000 %
M4        152314NE6    1,000.00000000     0.00000000     3.60083351      3.60083351     1,000.00000000        M4         4.470000 %
M5        152314NF3    1,000.00000000     0.00000000     3.63305563      3.63305563     1,000.00000000        M5         4.510000 %
M6        152314NG1    1,000.00000000     0.00000000     3.68944444      3.68944444     1,000.00000000        M6         4.580000 %
M7        152314NH9    1,000.00000000     0.00000000     4.05194467      4.05194467     1,000.00000000        M7         5.030000 %
B         152314NJ5    1,000.00000000     0.00000000     4.17277771      4.17277771     1,000.00000000        B          5.180000 %
TOTALS                   844.07323680    35.34540741     2.86147266     38.20688007       808.72782939

XIO       N/A            859.82277791     0.00000000     0.00002874      0.00002874       826.62836582        XIO        0.000000 %
--------------------------------------------------------------------------------------------------------   ------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                Lauren M Grunley
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, Floor: 6,
                          New York, New York 100042413
                              Tel: (212) 623-5428
                              Fax: (212) 623-5931
               --------------------------------------------------

Sec. 7.09(ii)         Distributions Allocable to Principal

                      Group I
                      Scheduled Monthly Payments                                                                       171,026.06
                      Curtailments                                                                                      15,800.03
                      Prepayments in Full                                                                            4,025,840.07
                      Loans Repurchased by Seller                                                                            0.00
                      Substitution Amounts                                                                                   0.00
                      Net Liquidation Proceeds                                                                               0.00

                      Group II
                      Scheduled Monthly Payments                                                                        64,223.75
                      Curtailments                                                                                       1,531.23
                      Prepayments in Full                                                                            2,761,236.88
                      Loans Repurchased by Seller                                                                            0.00
                      Substitution Amounts                                                                                   0.00
                      Net Liquidation Proceeds                                                                               0.00

                      Group III
                      Scheduled Monthly Payments                                                                       390,687.59
                      Curtailments                                                                                     435,784.33
                      Prepayments in Full                                                                           25,333,576.25
                      Loans Repurchased by Seller                                                                            0.00
                      Substitution Amounts                                                                                   0.00
                      Net Liquidation Proceeds                                                                               0.00

                      Group I Subordination Increase Amount                                                          2,145,701.22
                      Group I Excess Overcollateralization Amount                                                            0.00

Sec. 7.09(iv)         Class Interest Carryover Shortfall
                      Class AF1                                                                                              0.00
                      Class AF2                                                                                              0.00
                      Class AF3                                                                                              0.00
                      Class AF4                                                                                              0.00
                      Class AF5                                                                                              0.00
                      Class AF6                                                                                              0.00
                      Class AV1                                                                                              0.00
                      Class AV2                                                                                              0.00
                      Class AV3                                                                                              0.00
                      Class AV4                                                                                              0.00
                      Class M1                                                                                               0.00
                      Class M2                                                                                               0.00
                      Class M3                                                                                               0.00
                      Class M4                                                                                               0.00
                      Class M5                                                                                               0.00
                      Class M6                                                                                               0.00
                      Class M7                                                                                               0.00
                      Class B                                                                                                0.00

Sec. 7.09(v)          Class Principal Carryover Shortfall
                      Group I Subordinate Certificates
                      Class M1                                                                                               0.00
                      Class M2                                                                                               0.00
                      Class M3                                                                                               0.00
                      Class M4                                                                                               0.00
                      Class M5                                                                                               0.00
                      Class M6                                                                                               0.00
                      Class M7                                                                                               0.00
                      Class B                                                                                                0.00

Sec. 7.09(vi)         Aggregate Loan Balance of Each Group
                      Group I Beginning Aggregate Loan Balance                                                     155,154,433.78
                      Group I Ending Aggregate Loan Balance                                                        150,941,767.62

                      Group II Beginning Aggregate Loan Balance                                                     81,647,537.09
                      Group II Ending Aggregate Loan Balance                                                        78,820,545.23

                      Group III Beginning Aggregate Loan Balance                                                   623,157,938.25
                      Group III Ending Aggregate Loan Balance                                                      596,997,890.08

Sec. 7.09(vii)        Overcollateralization
                      Total Overcollateralization Amount                                                            18,032,373.54
                      Total Required Overcollateralization Amount                                                   34,505,502.33

Sec. 7.09(viii)       Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)         Substitution Amounts
                      Group I                                                                                                0.00
                      Group II                                                                                               0.00
                      Group III                                                                                              0.00

Sec. 7.09(ix)         Loan Purchase Price Amounts
                      Group I                                                                                                0.00
                      Group II                                                                                               0.00
                      Group III                                                                                              0.00

Sec. 7.09(x)          Weighted Average Net Coupon Rate
                      Group I                                                                                            7.7635 %
                      Group II                                                                                           6.7116 %
                      Group III                                                                                          6.8299 %

Sec. 7.09(xii)        Monthly Remittance Amount
                      Group I                                                                                        5,216,789.04
                      Group II                                                                                       3,283,977.56
                      Group III                                                                                     29,707,113.47

Sec. 7.09(xiii)       Weighted Average Gross Margin
                      Group II Loans                                                                                     6.3618 %
                      Group III Loans                                                                                    6.5077 %

Sec. 7.09(xiv)        Largest Loan Balance
                      Group I                                                                                          894,369.80
                      Group II                                                                                         354,655.32
                      Group III                                                                                        754,520.01

Sec. 7.09(xv)         Basic Principal Amount
                      Group I                                                                                        4,212,666.16
                      Group II                                                                                       2,826,991.86
                      Group III                                                                                     26,160,048.17



Sec. 7.09(xvi)        Net Wac Cap Carryover Paid
                      Group I                                                                                                0.00
                      Group II                                                                                               0.00
                      Group III                                                                                              0.00
                      Subordinate                                                                                            0.00

Sec. 7.09(xvi)        Remaining Net Wac Cap Carryover
                      Group I                                                                                                0.00
                      Group II                                                                                               0.00
                      Group III                                                                                              0.00
                      Group Subordinate                                                                                      0.00

Sec. 7.09(xviii)      Net Wac Cap
                      Group I Net WAC Cap                                                                                  7.76 %
                      Group II Net WAC Cap                                                                                 6.94 %
                      Group III Net WAC Cap                                                                                7.07 %
                      Subordinate Net WAC Cap                                                                              6.95 %

Sec. 7.09(xix)        Applied Realized Loss Amounts
                      Subordinate Certificates
                      Class M1                                                                                               0.00
                      Class M2                                                                                               0.00
                      Class M3                                                                                               0.00
                      Class M4                                                                                               0.00
                      Class M5                                                                                               0.00
                      Class M6                                                                                               0.00
                      Class M7                                                                                               0.00
                      Class B                                                                                                0.00

Sec. 7.09(xx)         Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)       Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                              Group 1
                                                                                       Principal
                                             Category              Number               Balance                Percentage
                                             1 Month                        55            4,258,585.90                   2.82 %
                                             2 Month                        10              773,585.16                   0.51 %
                                             3 Month                         3              253,456.09                   0.17 %
                                             Total                          68            5,285,627.15                   3.50 %
                                              Group 2
                                                                                       Principal
                                             Category              Number               Balance                Percentage
                                             1 Month                        23            2,464,240.28                   3.13 %
                                             2 Month                         5              748,742.39                   0.95 %
                                             3 Month                         2              229,820.71                   0.29 %
                                             Total                          30            3,442,803.38                   4.37 %
                                              Group 3
                                                                                       Principal
                                             Category              Number               Balance                Percentage
                                             1 Month                       207           27,407,265.01                   4.59 %
                                             2 Month                        43            5,552,358.07                   0.93 %
                                             3 Month                        23            2,633,357.03                   0.44 %
                                              Total                        273           35,592,980.11                   5.96 %
                                              Group Totals
                                                                                       Principal
                                             Category              Number               Balance                Percentage
                                             1 Month                       285           34,130,091.19                   4.13 %
                                             2 Month                        58            7,074,685.62                   0.86 %
                                             3 Month                        28            3,116,633.83                   0.38 %
                                              Total                        371           44,321,410.64                   5.37 %

Sec. 7.09(b)(ii)      Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                              Group 1
                                                                   Principal
                                              Number               Balance               Percentage
                                                        6              576,382.49                 0.38 %
                                              Group 2
                                                                   Principal
                                              Number               Balance               Percentage
                                                        8            1,038,207.42                 1.32 %
                                              Group 3
                                                                   Principal
                                              Number               Balance               Percentage
                                                       72            9,177,960.74                 1.54 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance               Percentage
                                                       86           10,792,550.65                 1.31 %

Sec. 7.09(b)(iii)     Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                                              Group 1
                                                                   Principal
                                              Number               Balance               Percentage
                                                        8              551,130.94                 0.37 %
                                              Group 2
                                                                   Principal
                                              Number               Balance               Percentage
                                                        2              226,787.28                 0.29 %
                                              Group 3
                                                                   Principal
                                              Number               Balance               Percentage
                                                       41            4,222,963.00                 0.71 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance               Percentage
                                                       51            5,000,881.22                 0.60 %

Sec. 7.09(b)(iii)     Balloon Loans
                      Number of Balloon Loans                                                                                9.00
                      Balance of Balloon Loans                                                                         754,122.52

Sec. 7.09(b)(iv)      Number and Aggregate Principal Amounts of REO Loans

                                              Group 1
                                                                   Principal
                                              Number               Balance               Percentage
                                                        1               66,250.00                 0.04 %
                                              Group 2
                                                                   Principal
                                              Number               Balance               Percentage
                                                        0                    0.00                 0.00 %
                                              Group 3
                                                                   Principal
                                              Number               Balance               Percentage
                                                        5            1,140,829.39                 0.19 %
                                             Group Totals
                                                                   Principal
                                              Number               Balance               Percentage
                                                        6            1,207,079.39                 0.15 %

Sec. 7.09(b)(v)       Book Value of REO Loans
                      Group I                                                                                            73,113.87
                      Group II                                                                                                0.00
                      Group III                                                                                       1,219,781.30

Sec. 7.09(b)(vi)      Realized Losses
                      Group I:
                      Monthly Realized Losses                                                                                 0.00
                      Cumulative Realized Losses                                                                              0.00
                      Group II:
                      Monthly Realized Losses                                                                                 0.00
                      Cumulative Realized Losses                                                                              0.00
                      Group III:
                      Monthly Realized Losses                                                                                 0.00
                      Cumulative Realized Losses                                                                              0.00

Sec. 7.09(b)(vii)     Net Liquidation Proceeds
                      Group I                                                                                                 0.00
                      Group II                                                                                                0.00
                      Group III                                                                                               0.00

Sec. 7.09(b)(viii)    Group I 60+ Delinquency Percentage (Rolling Three Month)                                            2.3402 %

Sec. 7.09(b)(ix)      Cumulative Loss Percentage                                                                            0.00 %
                      Cumulative Realized Losses Since Cut-Off Date                                                           0.00
                      Aggregate Loan Balance as of the Cut-Off Date                                               1,000,159,487.76

Sec. 7.09(b)(x)       Has a Trigger Event Occurred?                                                                             NO

                      1-Month LIBOR for Current Distribution Date                                                        3.83000 %

Copyright 2005 J.P. Morgan Chase & Co.  All rights reserved.